Rule 497(d)


                                     FT 1023

                       Homeland Security Portfolio Series

                          Supplement to the Prospectus

    Notwithstanding anything to the contrary in the Prospectus, FTP Services LLC, an affiliate of the Depositor, will act as Fund/SERV Unit Servicing Agent to the Trust with respect to the Trust's Fund/SERV Units. Fund/SERV Units are Units purchased and sold through the Fund/SERV trading system. In all other respects, Fund/SERV Units are identical to other Units.

    The Fund/SERV CUSIP for the Trust is 30269X340.

November 1, 2005